SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

Effective August 28, 2026, the following disclosure amends the Xtrackers MSCI Japan Hedged Equity ETF fee information in the “Transaction Fees” sub-section of the “Investing in the Funds” section in the fund’s prospectus:

Fund Name	Fee Paid
Xtrackers MSCI Japan Hedged Equity ETF(1)	$0
(1) Currently, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund are paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $1,800 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to the fund’s prospectus.
Please Retain This Supplement for Future Reference
August 27, 2026
PROSTKR26-30